UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LKQ Corporation

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to be held on May 5, 2014, for LKQ Corporation

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/LKQ. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2014 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before April 25, 2014.

View Proxy Materials and Annual Report Online at

www.proxydocs.com/LKQ

A convenient way to view proxy materials and VOTE!

To view your proxy materials online, go to www.proxydocs.com/LKQ. Have the 12 digit control number available when you access the website and follow the instructions.

Proxy Materials Available to View or Receive:

1. Proxy Statement   2. Annual Report

Printed materials may be requested by one of the following methods:

You must use the 12 digit control number located in the shaded gray box below.

*  If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO.	SHARES

Company Notice of Annual Meeting

Date:	Monday, May 5, 2014
Time:	1:30 P.M. Central Time
Place:	135 South LaSalle Street, 43rd Floor, Chicago, IL 60603
To obtain directions to attend the meeting, please contact our Corporate Secretary.

The purpose of the Annual Meeting is to take action on the following proposals:

The Board of Directors recommends that you vote “FOR” the following.

1.	The election of nine directors, each to serve a term of one year (or until his or her successor is duly elected and qualified).

Nominees	01 A. Clinton Allen	03 Joseph M. Holsten	05 Paul M. Meister	07 Guhan Subramanian
	02 Ronald G. Foster	04 Blythe J. McGarvie	06 John F. O’Brien	08 Robert L. Wagman 09 William M. Webster, IV

2.	Proposal 2: ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014.

3.	Proposal 3: approval, on an advisory basis, of the compensation of our named executive officers.